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                                                                    EXHIBIT 10i4



Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al. in favor of each of the following persons, to the Trust Agreement and Amendments thereto constituting Exhibits 10i1, 10i2 and 10i3 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1999.

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                                 Name
                                 ----

                             Thomas C. Hays
                             Norman H. Wesley
                             John T. Ludes
                             Dudley L. Bauerlein, Jr.
                             Mark Hausberg
                             Anne C. Linsdau
                             Craig P. Omtvedt
                             Mark A. Roche
                             Robert J. Rukeyser